UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08294

ALLIANCEBERNSTEIN EXCHANGE RESERVES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2009

Date of reporting period: September 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

2

AllianceBernstein Exchange Reserves

    September 30, 2009

Annual Report

ANNUAL REPORT

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Distribution of this report other than to shareholders must be preceded or accompanied by the Fund’s current prospectus, which contains further information about the Fund.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND EXPENSES (unaudited)	AllianceBernstein Exchange Reserves

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2009		Ending Account Value September 30, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,000.52	$1,021.56	$3.51	$3.55
Class B	$1,000	$1,000	$1,000.11	$1,021.06	$4.01	$4.05
Class C	$1,000	$1,000	$1,000.14	$1,021.06	$4.01	$4.05
Advisor Class	$1,000	$1,000	$1,001.46	$1,022.56	$2.51	$2.54
Class R	$1,000	$1,000	$1,000.20	$1,021.21	$3.86	$3.90
Class K	$1,000	$1,000	$1,000.66	$1,021.71	$3.36	$3.40
Class I	$1,000	$1,000	$1,001.92	$1,022.96	$2.11	$2.13

*	Expenses are equal to the classes’ annualized expense ratios of 0.70%, 0.80%, 0.80%, 0.50%, 0.77%, 0.67% and 0.42%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

PORTFOLIO OF INVESTMENTS
September 30, 2009	AllianceBernstein Exchange Reserves

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–98.0%
CERTIFICATE OF DEPOSIT–42.7%
Banco Bilbao Vizcaya ARG NY
11/12/09	0.30%	$20,000	$20,000,000
Bank of Nova Scotia
12/23/09	0.22%	13,500	13,500,000
Barclays Bank PLC NY
12/01/09	1.13%	18,000	18,000,000
BNP Paribas Yankee
11/03/09	0.29%	19,800	19,800,000
Calyon NY
11/16/09	0.24%	16,600	16,600,000
Commonwealth BK Australia NY
11/19/09	0.26%	20,000	20,000,000
Nordea Bank Finland NY
11/18/09	0.21%	16,600	16,600,000
10/13/09	1.30%	6,000	5,999,600
Rabobank Nederland NV NY
3/03/10(a)	0.33%	10,000	10,000,000
12/16/09	0.50%	13,000	13,000,000
Royal Bank of Canada NY
10/01/09(a)	0.90%	22,700	22,700,000
Societe Generale NY
10/22/09	0.29%	5,500	5,500,000
Svenska Handelsbanken NY
10/23/09	0.30%	17,200	17,200,000
Toronto Dominion Bank NY
2/02/10	0.38%	10,000	10,000,000
10/20/09	0.70%	9,400	9,400,000
Westpac Banking Corp.
11/13/09	1.20%	21,900	21,900,000

			240,199,600

U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY OBLIGATIONS–28.6%
Bank of America Corp.–FDIC Insured
9/13/10(a)	0.33%	13,400	13,400,000
7/29/10(a)	0.55%	12,000	12,000,000
Citigroup Funding, Inc.–FDIC Insured
7/30/10(a)	0.59%	23,200	23,200,000
Federal Farm Credit Bank
7/08/10(a)	0.43%	20,000	20,002,708
Federal Home Loan Banks
2/19/10(a)	0.40%	6,000	6,006,293
7/27/10(a)	0.43%	10,000	9,998,876
7/28/10(a)	0.45%	10,000	10,000,000
11/20/09	4.25%	6,200	6,232,018

	Yield*	Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp.
9/03/10(a)	0.31%	$10,000	$10,000,000
8/24/10(a)	0.39%	10,000	10,000,000
7/14/10(a)	0.41%	10,000	10,000,000
7/12/10(a)	0.41%	10,000	9,998,349
Federal National Mortgage Association
7/13/10(a)	0.40%	10,000	10,000,000
8/05/10(a)	0.42%	10,000	9,996,751

			160,834,995

COMMERCIAL PAPER–13.7%
Australia & New Zealand Banking Group
10/26/09(b)	0.27%	15,200	15,197,150
10/16/09(b)	0.28%	4,800	4,799,440
Banque et Caisse d’Epargne de L’Etat
10/08/09	0.21%	19,500	19,499,204
HSBC USA, Inc.
1/04/10	0.25%	18,500	18,487,795
National Australia FDG
12/07/09(b)	0.27%	19,500	19,490,201

			77,473,790

MUNICIPAL OBLIGATIONS–7.6%
Allen County OH
10/01/31(c)	0.30%	1,300	1,300,000
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog)
12/01/37(c)	0.35%	1,500	1,500,000
7/01/36(c)	0.35%	3,455	3,455,000
Series D
10/01/38(c)	0.35%	6,000	6,000,000
Mississippi Business Fin Corp.
12/01/30(c)	0.30%	4,850	4,850,000
Ohio Air Quality Dev Auth
11/01/40(c)	0.40%	4,000	4,000,000
Valdez AK Marine Terminal (Exxon Mobil Corporation)
12/01/33(c)	0.24%	9,240	9,240,000
12/01/33(c)	0.24%	9,240	9,240,000
12/01/33(c)	0.24%	3,355	3,355,000

			42,940,000

REPURCHASE AGREEMENTS–2.1%
Mizuho Securities 0.02%, 9/30/09 due 10/01/09 in the amount of $12,000,007 (collateralized by $12,198,100 U.S. Treasury, 3.00%, due 9/30/16, value $12,240,061)		12,000	12,000,000

AllianceBernstein Exchange Reserves

	Yield*	Principal Amount (000)	U.S. $ Value

CORPORATES–INVESTMENT GRADES–3.3%
Wells Fargo & Co.
1/29/10(a)	0.93%	$18,520	$18,501,454

TOTAL INVESTMENTS–98.0% (cost $551,949,839)			551,949,839
Other assets less liabilities–2.0%			11,100,599

Net Assets–100.0%			$563,050,438

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2009.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the aggregate market value of these securities amounted to $39,486,791 or 7.0% of net assets.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

Glossary:

FDIC—Federal Deposit Insurance Corporation

See notes to financial statements.

STATEMENT OF ASSETS & LIABILITIES
September 30, 2009	AllianceBernstein Exchange Reserves

ASSETS
Investments in securities, at value (cost $551,949,839)	$551,949,839
Cash	70,676
Receivable due from broker	11,100,000
Receivable for shares of beneficial interest sold	1,097,848
Interest receivable	687,794
Prepaid expenses	29,415

Total assets	564,935,572

LIABILITIES
Payable for shares of beneficial interest redeemed	1,653,223
Transfer Agent fee payable	77,200
Advisory fee payable	43,187
Administrative fee payable	27,748
Dividends payable	4,215
Distribution fee payable	657
Accrued expenses	78,904

Total liabilities	1,885,134

NET ASSETS	$563,050,438

COMPOSITION OF NET ASSETS
Shares of beneficial interest, at par	$563,043
Additional paid-in capital	562,513,434
Accumulated net realized loss on investment transactions	(26,039)

$563,050,438

Net Asset Value Per Share—unlimited shares authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$287,589,938	287,584,667	$1.00
B	$62,287,804	62,285,347	$1.00
C	$39,953,159	39,952,006	$1.00
Advisor	$121,759,259	121,760,647	$1.00
R	$5,675,735	5,675,735	$1.00
K	$39,197,939	39,197,921	$1.00
I	$6,586,604	6,586,575	$1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 2009	AllianceBernstein Exchange Reserves

INVESTMENT INCOME
Interest	$8,477,981

EXPENSES
Advisory fee (see Note B)	1,569,224
Distribution fee—Class A	956,874
Distribution fee—Class B	759,612
Distribution fee—Class C	411,419
Distribution fee—Class R	38,306
Distribution fee—Class K	98,484
Transfer agency—Class A	450,166
Transfer agency—Class B	154,031
Transfer agency—Class C	85,351
Transfer agency—Advisor Class	173,246
Transfer agency—Class R	13,276
Transfer agency—Class K	66,655
Transfer agency—Class I	4,305
Temporary Guarantee Program (see Note H)	200,950
Custodian	166,263
Registration fees	164,451
Printing	110,162
Administrative	102,332
Trustees’ fees	48,680
Audit	41,691
Legal	35,473
Miscellaneous	22,970

Total expenses	5,673,921
Less: expenses waived and reimbursed by the Distributor (see Note C)	(771,072)
Less: expenses waived by the Adviser (see Note B)	(110,510)
Less: expenses waived by the Transfer Agent (see Note B)	(3,523)
Less: expense offset arrangement (see Note B)	(1,664)

Net expenses	4,787,152

Net investment income	3,690,829

REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(24)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,690,805

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Exchange Reserves

Year Ended September 30, 2009	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,690,829	$14,473,359
Net realized gain (loss) on investment transactions	(24)	–0	–

Net increase in net assets from operations	3,690,805	14,473,359
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,853,092)	(7,401,382)
Class B	(209,114)	(1,239,450)
Class C	(257,905)	(855,763)
Advisor Class	(1,062,585)	(4,203,768)
Class R	(44,261)	(142,131)
Class K	(206,817)	(485,142)
Class I	(57,033)	(145,723)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase (decrease)	(16,134,894)	75,779,348

Total increase (decrease)	(16,134,896)	75,779,348
NET ASSETS
Beginning of period	579,185,334	503,405,986

End of Period	$563,050,438	$579,185,334

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2009	AllianceBernstein Exchange Reserves

NOTE A: Significant Accounting Policies

AllianceBernstein Exchange Reserves (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund’s investment objective is to provide maximum current income to the extent consistent with safety of principal and liquidity. The Fund offers, as described in the prospectus, Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan.

Class A shares are sold for cash without an initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, a contingent deferred sales charge (“CDSC”) equal to 1% of the lesser of net asset value at the time of redemption or original cost if redeemed within one year may be charged. Class A shares may be exchanged for Class A shares of other AllianceBernstein Mutual Funds, subject, in the case of Class A shares of the Fund that were purchased for cash, to any applicable initial sales charge at the time of exchange. Class A shares of the Fund also are offered in exchange for Class A shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase, but on Class A shares that were received in exchange for AllianceBernstein Mutual Fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more, a 1% CDSC may be assessed if shares of the Fund are redeemed within one year of the AllianceBernstein Mutual Fund Class A shares originally purchased for cash.

Class B shares are sold for cash, to the extent described in the prospectus, without an initial sales charge. However, a CDSC is charged if shares are redeemed within four years after purchase. The CDSC charge declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares purchased for cash will automatically convert to Class A shares after eight years. Class B shares may be exchanged, to the extent described in the prospectus, for Class B shares of other AllianceBernstein Mutual Funds. Class B shares also are offered in exchange, to the extent described in the prospectus, for Class B shares of other AllianceBernstein Mutual Funds without an initial sales charge. However, a CDSC may be charged if shares are redeemed within a certain number of years of the original purchase of AllianceBernstein Mutual Fund Class B shares. When redemption occurs, the applicable CDSC schedule is that which applied to the AllianceBernstein Mutual Fund Class B shares originally purchased for cash at the time of their purchase.

Class C shares are sold for cash or in exchange for Class C shares of another AllianceBernstein Mutual Fund without an initial sales charge at the time of purchase. Class C shares are subject to a CDSC of 1% on redemptions made within the first year after purchase. Class C shares do not convert to any other class of shares of the Fund. Class C shares may be exchanged for Class C shares of other AllianceBernstein Mutual Funds.

Advisor Class shares are sold for cash or in exchange for Advisor Class shares of another AllianceBernstein Mutual Fund without an initial sales charge or CDSC and are not subject to ongoing distribution expenses.

Class R, Class K, and Class I shares are sold for cash or in exchange of the same class of shares of another AllianceBernstein Mutual Fund without an initial sales charge or CDSC. Class I shares are not subject to ongoing distribution expenses.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Securities in which the Fund invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Exchange Reserves

2. Fair Value Measurements

In accordance with the provisions set forth in U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2009:

Investments in Securities	Level 1	Level 2	Level 3	Total
Certificate of Deposit	$—	$240,199,600	$—	$240,199,600
U.S. Government & Government Sponsored Agency Obligations	—	160,834,995	—	160,834,995
Commercial Paper	—	77,473,790	—	77,473,790
Municipal Obligations	—	42,940,000	—	42,940,000
Repurchase Agreements	—	12,000,000	—	12,000,000
Corporates—Investment Grades	—	18,501,454	—	18,501,454

Total	$—	$551,949,839	$—	$551,949,839

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Dividends

The Fund declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed annually.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Investment Income and Investment Transactions

Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. It is the Fund’s policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

AllianceBernstein Exchange Reserves

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

The Fund pays AllianceBernstein L.P. (the “Adviser”) an Advisory fee at the annual rate of .25% on the first $1.25 billion of average daily net assets; .24% on the next $.25 billion; .23% on the next $.25 billion; .22% on the next $.25 billion; .21% on the next $1 billion; and .20% in excess of $3 billion. For the year ended September 30, 2009, the Adviser has voluntarily agreed to waive a portion of such fees in the amount of $110,510.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2009, such fees amounted to $102,332.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $613,907 for the year ended September 30, 2009.

For the year ended September 30, 2009, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $1,664 under an expense offset arrangement with ABIS. For the year ended September 30, 2009, the Transfer Agent has voluntarily agreed to waive a portion of transfer agency fees in the amount of $583 and $2,940 for Class R and Class K shares, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has received $101,058, $264,605 and $34,808 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2009.

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B shares, .75% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. For the year ended September 30, 2009, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $165,742, $381,312, $194,211, $9,040 and $20,767 for Class A, B, C, R and K shares, respectively, limiting the effective annual rates to .25%, .50%, .40%, .38% and ..20% for the Class A, Class B, Class C, Class R and Class K shares, respectively.

NOTE D: Investment Transactions, Income Taxes and Distributions to Shareholders

At September 30, 2009, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

The tax character of distributions paid during the fiscal years ended September 30, 2009 and September 30, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$3,690,829	$14,469,159

Total taxable distributions	3,690,829	14,469,159

Total distributions paid	$3,690,829	$14,469,159

NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Exchange Reserves

As of September 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$4,210	(a)
Accumulated capital and other losses	(26,039)

Total Accumulated Earnings	$(21,829	)(b)

(a)	At September 30, 2009, the Fund had a capital loss carryforward of $26,039, of which $21,851 expires in 2010, $3,012 expires in the year 2013, $1,152 expires in 2014, and $24 expires in 2017. To the extent that any net capital loss carryforward is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

NOTE E: Transactions in Shares of Beneficial Interest

Transactions, all at $1.00 per share, were as follows:

	SHARES
	Year Ended September 30, 2009	Year Ended September 30, 2008
Class A
Shares sold	238,266,543	237,712,333
Shares issued in reinvestment of dividends	1,853,103	7,401,283
Shares converted from Class B	10,521,463	13,461,213
Shares redeemed	(250,843,066)	(228,249,403)

Net increase (decrease)	(201,957)	30,325,426

Class B
Shares sold	57,592,148	50,101,354
Shares issued in reinvestment of dividends	209,109	1,239,219
Shares converted to Class A	(10,521,463)	(13,461,213)
Shares redeemed	(46,817,106)	(30,449,184)

Net increase	462,688	7,430,176

Class C
Shares sold	51,278,226	49,986,574
Shares issued in reinvestment of dividends	257,905	855,754
Shares redeemed	(59,604,457)	(32,530,060)

Net increase (decrease)	(8,068,326)	18,312,268

Advisor Class
Shares sold	21,221,580	28,267,353
Shares issued in reinvestment of dividends	1,062,585	4,203,725
Shares redeemed	(41,783,888)	(24,454,157)

Net increase (decrease)	(19,499,723)	8,016,921

Class R
Shares sold	12,683,525	19,288,334
Shares issued in reinvestment of dividends	44,261	142,131
Shares redeemed	(16,630,744)	(15,116,173)

Net increase (decrease)	(3,902,958)	4,314,292

Class K
Shares sold	71,561,715	88,047,651
Shares issued in reinvestment of dividends	206,817	485,142
Shares redeemed	(58,164,853)	(81,110,923)

Net increase	13,603,679	7,421,870

AllianceBernstein Exchange Reserves

	SHARES
	Year Ended September 30, 2009	Year Ended September 30, 2008
Class I
Shares sold	4,928,833	1,448,049
Shares issued in reinvestment of dividends	57,033	145,723
Shares redeemed	(3,514,163)	(1,635,377)

Net increase (decrease)	1,471,703	(41,605)

NOTE F: Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—The Fund’s primary risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund’s yield as the securities mature or are sold and the Fund purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seek to maintain stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Fund invests in highly-rated securities to minimize credit risk.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This

NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Exchange Reserves

may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE H: Department of Treasury’s Temporary Guarantee Program for Money Market Funds

During the reporting period the Fund participated in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The initial term of the Program was from September 18, 2008 to December 18, 2008 and its term was then extended to September 18, 2009. The Program applied to shares of the Fund held by shareholders as of the close of business as of September 19, 2008 (the “Covered Shareholders”). Subject to the limitations discussed below, the Program protected Covered Shareholders if the Fund “broke the buck”, meaning that the stable net asset value (“NAV”) of $1.00 per share that the Fund seeks to maintain fell below $.995 per share (the “Guarantee Event”). In order to qualify for this protection, the Fund must have liquidated within approximately 30 days after the Guarantee Event. The Treasury would have covered any shortfall between the NAV at the time of liquidation and $1.00 per share.

Because payments under the Program continued to apply to Covered Shareholders based on the number of shares held on September 19, 2008, a shareholder would have received no payments for any increase in the number of the Fund’s shares held after that date. If a shareholder closed his or her account, the shareholder would not have been covered by the Program. If the number of shares held in an account fluctuated after September 19, 2008 due to purchases and sales of shares during the Program period, a shareholder would have been covered for the number of shares held in the account as of the close of business on September 19, 2008 or the number of shares held on the date of the Guarantee Event, whichever would have been less. Initial purchases of shares by new shareholders after September 19, 2008 were not eligible for coverage under the Program.

The Fund paid a fee to the Treasury for its participation in the Program based on the Fund’s aggregate NAV on September 19, 2008. The fee for the Fund’s participation in the Program from May 1, 2009 until September 18, 2009 was 0.015% of its aggregate NAV on September 19, 2008. This was in addition to the fee paid by the Fund for its initial participation in the Program of 0.01% and for its participation in the first extension of the Program until April 30, 2009 of 0.015%, both of which were based on the Fund’s aggregate NAV on September 19, 2008. The Program extension payment amounts, when combined with prior payment amounts, equated to 0.04% (on an annualized basis) of the Fund’s asset base over the entire extended program term. The Program ended on September 18, 2009.

NOTE I: Subsequent Events

In accordance with U.S. GAAP disclosure requirements on subsequent events, management has evaluated events for possible recognition or disclosure in the financial statements through November 25, 2009, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

FINANCIAL HIGHLIGHTS	AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	CLASS A
	Year Ended September 30,
	2009		2008		2007		2006		2005
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income	.0057	(a)	.0272		.0446		.0381		.0161
Net realized gain (loss) on investment transactions	.00	(b)	–0	–	–0	–	–0	–	.00 (b)

Net increase in net asset value from operations	.0057		.0272		.0446		.0381		.0161

Less: Dividends
Dividends from net investment income	(.0057)		(.0272)		(.0446)		(.0381)		(.0161)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	.57%		2.76%		4.55%		3.87%		1.63%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$288		$288		$257		$278		$264
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.76%		.82%		.91	%(d)	.91	%(e)	1.13%
Expenses, before waivers/reimbursements	.83%		.82%		.91	%(d)	.91	%(e)	1.13%
Net investment income	.58	%(a)	2.69%		4.46%		3.82	%(e)	1.62%

See footnote summary on page 19.

FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	CLASS B
	Year Ended September 30,
	2009	2008		2007		2006		2005
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income (a)	.0027	.0228		.0401		.0336		.0137
Net realized gain (loss) on investment transactions	.00 (b)	–0	–	–0	–	–0	–	.00 (b)

Net increase in net asset value from operations	.0027	.0228		.0401		.0336		.0137

Less: Dividends
Dividends from net investment income	(.0027)	(.0228)		(.0401)		(.0336)		(.0137)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	.27%	2.30%		4.08%		3.41%		1.38%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$62	$62		$54		$79		$112
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.08%	1.27%		1.36	%(d)	1.40	%(e)	1.36%
Expenses, before waivers/reimbursements	1.59%	1.52%		1.61	%(d)	1.65	%(e)	1.61%
Net investment income (a)	.28%	2.25%		4.01%		3.30	%(e)	1.31%

See footnote summary on page 19.

AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	CLASS C
	Year Ended September 30,
	2009	2008		2007		2006		2005
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income (a)	.0043	.0252		.0426		.0361		.0161
Net realized gain (loss) on investment transactions	.00 (b)	–0	–	–0	–	–0	–	.00 (b)

Net increase in net asset value from operations	.0043	.0252		.0426		.0361		.0161

Less: Dividends
Dividends from net investment income	(.0043)	(.0252)		(.0426)		(.0361)		(.0161)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	.43%	2.55%		4.34%		3.67%		1.63%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$40	$48		$30		$30		$28
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.93%	1.02%		1.10	%(d)	1.11	%(e)	1.12%
Expenses, before waivers/reimbursements	1.30%	1.27%		1.35	%(d)	1.36	%(e)	1.37%
Net investment income (a)	.47%	2.39%		4.27%		3.63	%(e)	1.59%

See footnote summary on page 19.

FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	ADVISOR CLASS
	Year Ended September 30,
	2009		2008		2007		2006		2005
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income	.0081	(a)	.0302		.0476		.0411		.0211
Net realized gain (loss) on investment transactions	.00	(b)	–0	–	–0	–	–0	–	.00 (b)

Net increase in net asset value from operations	.0081		.0302		.0476		.0411		.0211

Less: Dividends
Dividends from net investment income	(.0081)		(.0302)		(.0476)		(.0411)		(.0211)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	.82%		3.06%		4.86%		4.19%		2.14%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$122		$141		$133		$94		$84
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.51%		.52%		.60	%(d)	.61	%(e)	.55%
Expenses, before waivers/reimbursements	.53%		.52%		.60	%(d)	.61	%(e)	.55%
Net investment income	.86	%(a)	3.01%		4.76%		4.13	%(e)	2.17%

See footnote summary on page 19.

AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	CLASS R
	Year Ended September 30,								March 1, 2005(f) to September 30, 2005
	2009		2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income	.0045	(a)	.0246		.0423		.0372		.0126
Net realized gain on investment transactions	.00	(b)	–0	–	–0	–	–0	–	.00	(b)

Net increase in net asset value from operations	.0045		.0246		.0423		.0372		.0126

Less: Dividends
Dividends from net investment income	(.0045)		(.0246)		(.0423)		(.0372)		(.0126)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	.45%		2.49%		4.31%		3.79%		1.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,676		$9,579		$5,264		$38		$15
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92%		1.08%		1.20	%(d)	.98	%(e)	1.13	%(g)
Expenses, before waivers/reimbursements	1.06%		1.08%		1.20	%(d)	.98	%(e)	1.13	%(g)
Net investment income	.58	%(a)	2.47%		4.18%		3.95	%(e)	2.09	%(g)

See footnote summary on page 19.

FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	CLASS K
	Year Ended September 30,								March 1, 2005(f) to September 30, 2005
	2009		2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income	.0059	(a)	.0280		.0452		.0417		.0140
Net realized gain on investment transactions	.00	(b)	–0	–	–0	–	–0	–	.00	(b)

Net increase in net asset value from operations	.0059		.0280		.0452		.0417		.0140

Less: Dividends
Dividends from net investment income	(.0059)		(.0280)		(.0452)		(.0417)		(.0140)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	.59%		2.84%		4.61%		4.25%		1.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,198		$25,594		$18,172		$757		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.73%		.75%		.86	%(d)	.68	%(e)	.80	%(g)
Expenses, before waivers/reimbursements	.81%		.75%		.86	%(d)	.68	%(e)	.80	%(g)
Net investment income	.53	%(a)	2.63%		4.50%		4.20	%(e)	2.37	%(g)

See footnote summary on page 19.

AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	CLASS I
	Year Ended September 30,								March 1, 2005(f) to September 30, 2005
	2009		2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income	.0089	(a)	.0316		.0485		.0424		.0154
Net realized gain on investment transactions	.00	(b)	–0	–	–0	–	–0	–	.00	(b)

Net increase in net asset value from operations	.0089		.0316		.0485		.0424		.0154

Less: Dividends
Dividends from net investment income	(.0089)		(.0316)		(.0485)		(.0424)		(.0154)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	.89%		3.20%		4.96%		4.33%		1.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,586		$5,115		$5,157		$3,336		$307
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.44%		.38%		.52	%(d)	.40	%(e)	.66	%(g)
Expenses, before waivers/reimbursements	.46%		.38%		.52	%(d)	.40	%(e)	.66	%(g)
Net investment income	.86	%(a)	3.16%		4.85%		4.69	%(e)	2.86	%(g)

(a)	Net of fees waived and expenses reimbursed.

(b)	Amount is less than $0.0001.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

Year Ended September 30, 2007
Class A	.89%
Class B	1.34%
Class C	1.08%
Advisor Class	.58%
Class R	1.18%
Class K	.84%
Class I	.50%

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distributions.

(g)	Annualized.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Exchange Reserves

The Board of Trustees and Shareholders

AllianceBernstein Exchange Reserves

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Exchange Reserves as of September 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year or period ended September 30, 2005 were audited by other independent registered public accountants whose report thereon, dated November 22, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Exchange Reserves as of September 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 25, 2009

TAX INFORMATION (unaudited)	AllianceBernstein Exchange Reserves

For the fiscal year ended September 30, 2009, the Fund designates the maximum amount allowable but not less than $2,657,903 as interest related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code (“Code”).

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2010.

AllianceBernstein Exchange Reserves

AllianceBernstein Exchange Reserves

1345 Avenue of the Americas

New York, NY 10105

Toll-Free (800) 221-5672

TRUSTEES
William H. Foulk, Jr.(1), Chairman
John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and
Chief Executive Officer

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Raymond J. Papera, Senior Vice President

Maria R. Cona, Vice President

Edward J. Dombrowski, Vice President

John Giaquinta, Vice President

Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen Woetzel, Controller

CUSTODIAN and ACCOUNTING AGENT	TRANSFER AGENT
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

LEGAL COUNSEL	PRINCIPAL UNDERWRITER
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004	AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP 345 Park Avenue New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

MANAGEMENT OF THE FUND	AllianceBernstein Exchange Reserves

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP(S) HELD BY TRUSTEE
DISINTERESTED TRUSTEES

William H. Foulk, Jr., #,*** 77 (1994) Chairman of the Board	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	86	None

John H. Dobkin, # 67 (1994)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	84	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	84	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	84	Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	84	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	83	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	84	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Exchange Reserves

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP(S) HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)

Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	84	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

AllianceBernstein Exchange Reserves

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of AllianceBernstein** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Raymond J. Papera 53	Senior Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2004.

Maria R. Cona 54	Vice President	Vice President of AllianceBernstein,** with which she has been associated since prior to 2004.

Edward Dombrowski 32	Vice President	Vice President of AllianceBernstein,** with which he has been associated since prior to 2004.

John Giaquinta 46	Vice President	Assistant Vice President of AllianceBernstein,** with which he has been associated since prior to 2004.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2004.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2004.

Stephen Woetzel 38	Controller	Vice President of ABIS,** with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 800-227-4618 for a free prospectus or SAI.

AllianceBernstein Exchange Reserves

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Exchange Reserves (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3

Fund	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/08 ($MIL)
Exchange Reserves	25 bp on 1st $1.25 billion	$578.4
	24 bp on next $0.25 billion
	23 bp on next $0.25 billion
	22 bp on next $0.25 billion
	21 bp on next $1.0 billion
	20 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the most recently completed fiscal year, the Adviser received $44,348 (0.02% of the Fund’s average daily net assets) for such services.

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 22, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of “Low Risk Income.”

AllianceBernstein Exchange Reserves

Set forth below are the Fund’s total expense ratios, annualized for the most recent semi-annual period:

Fund	Total Expense Ratio	Fiscal Year
Exchange Reserves	Advisor Class 0.56%	September 30
Class A (net) 0.85%
Class B (net) 1.30%
Class B (gross) 1.55%
Class C (net) 1.05%
Class C (gross) 1.30%
Class R 1.04%
Class K 0.66%
Class I 0.38%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these costs are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. However, with respect to the Fund, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Fund.

The adviser manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Fund.4 Also shown is what would have been the effective advisory fee of the Fund had the advisory fee schedule of the AVPS portfolio been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2008 net assets:

Fund	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Fund Advisory Fee
Exchange Reserves	Money Market Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.250%

4	It should be noted that AVPS was affected by the settlement between the Adviser and the NYAG.

(continued)	AllianceBernstein Exchange Reserves

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following “all-in” fee for Short Maturity Dollar, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[5]
Exchange Reserves	Short Maturity Dollar Class A	1.05% on the 1st €100 million[6] 1.00% on the next €100 million 0.95% on the balance

	Class I (Institutional)	0.50% on the 1st €100 million 0.45% on the next €100 million 0.40% on the balance

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for the following sub-advisory relationship that has a somewhat similar investment style as that of the Fund. Also shown is what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2008 net assets:

Fund		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Fund Advisory Fee
Exchange Reserves	Client #1[7]	0.125% on first $100 million 0.10% on next $150 million 0.05% thereafter	0.076%	0.250%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. While it appears the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such discounted fees due to differences in terms of the service provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Fund.9

5	Each “all-in” fee shown is for the Class A shares of Short Maturity Dollar. This fee covers investment advisory services and distribution related services.

6	The Euro-U.S. dollar currency exchange rate quoted at 4 p.m. on October 1, 2008 by Reuters was €1 per $1.4013. At that currency exchange rate, €100 million would be equivalent to approximately $140.1 million. €200 million would be equivalent to approximately $280.3 million.

7	This sub-advised fund has a more restrictive investment style than the Fund; the fund invests primarily in high-quality municipal short-term securities.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

AllianceBernstein Exchange Reserves

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank
Exchange Reserves	0.250	0.443	1/15

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.11

Fund	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Exchange Reserves	0.888	0.700	13/15	0.619	127/139

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay

10	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year Class A share total expense ratio.

(continued)	AllianceBernstein Exchange Reserves

approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.13 During the Fund’s most recently completed fiscal year, ABI received from the Fund $1,672,269 and $123,729 in Rule 12b-114 and CDSC fees, respectively.15

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Fund’s most recently completed fiscal year, ABIS received $543,026 in fees from the Fund.16

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

13	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

14	During the Fund’s most recently completed fiscal year, ABI waived a portion of the Rule 12b-1 distribution fees in the amounts of $161,924 and $69,294, which reduced the effective annual rate to 0.75% and 0.50% for Class B and Class C shares, respectively.

15	With respect to Exchange Reserves, no front-end sales charge is imposed on the Fund’s Class A shares at the time of purchase. However, if Class A shares of the Fund are subsequently exchanged for Class A shares of another AllianceBernstein Mutual Fund, the front-end sales charge applicable to other AllianceBernstein Mutual Fund will be assessed at the time of the exchange.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $82,148 under the offset agreement between the Fund and ABIS.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AllianceBernstein Exchange Reserves

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net and gross performance returns and rankings of the Fund20 relative to the Fund’s Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”) 21 for the periods ended July 31, 2008.22

	Fund Return (Net)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.24	3.33	3.56	12/15	137/163
3 year	3.73	3.95	4.08	13/15	136/152
5 year	2.50	2.75	2.90	15/15	135/144
10 year	2.82	3.12	3.24	14/14	116/121

	Fund Return (Gross)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.18	4.16	4.19	7/15	83/163
3 year	4.69	4.71	4.74	10/15	104/152
5 year	3.53	3.53	3.55	5/15	78/144
10 year	3.84	3.89	3.84	11/14	100/121

Set forth below are the 1, 3, 5 and 10 year and since inception net performance returns of the Fund (in bold)23 versus its benchmark.24

	Periods Ending July 31, 2008 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Exchange Reserves	3.24	3.73	2.50	2.82	3.23
Lipper Money Market Funds Average	3.25	3.78	2.63	3.04	3.69
Inception Date: March 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

20	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the net (not gross) performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

21	The Fund’s PG is identical to the EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2008.

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS	AllianceBernstein Exchange Reserves

WEALTH STRATEGIES FUNDS	TAXABLE BOND FUNDS

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

BLENDED STYLE FUNDS

US Large Cap Portfolio

Diversified Yield Fund Global Bond Fund High Income Fund Intermediate Bond Portfolio Short Duration Portfolio MUNICIPAL BOND FUNDS
International Portfolio Tax-Managed International Portfolio GROWTH FUNDS Domestic	National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia
Growth Fund Large Cap Growth Fund Small Cap Growth Portfolio Small/Mid Cap Growth Fund Global & International	INTERMEDIATE MUNICIPAL BOND FUNDS Intermediate California Intermediate Diversified Intermediate New York

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

VALUE FUNDS

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

RETIREMENT STRATEGIES FUNDS

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

EXC-0151-0909

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

(d)	Not applicable.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Exchange Reserves	2008	$27,300		$6,576
	2009	$26,566		$3,000

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

3

(f)	Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Exchange Reserves	2008	$377,926	$6,576
			$—
			$(6,576)
	2009	$187,249	$3,000
			$—
			$(3,000)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

4

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

5

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Exchange Reserves

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: November 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: November 27, 2009

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: November 27, 2009

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